UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
July 27, 2005

(Date of Earliest Event Reported: July 27, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

    On July 25, 2005, we notified participants in the El Paso Corporation Retirement Savings Plan (the “RSP”) that a temporary “blackout period” under the RSP would be in effect due to the conversion to a new record keeper under the RSP. The reason for the blackout period is to allow sufficient time for the conversion to the new record keeper to be completed. The notice to RSP participants informed participants that the blackout period would begin on August 25, 2005, and end during the week of September 5, 2005.

    The notice states that beginning on August 25, 2005, participants will not be able to pay off an existing loan. The notice also states that beginning after 3 p.m. central time on August 30, 2005, participants will be suspended from all other transactions under the RSP such as enrolling, making contribution rate or investment changes, requesting a loan, and making withdrawals or distributions. Participants were advised that they would be notified when the blackout period has ended. During the blackout period, participants can contact the El Paso Benefits Hotline at 888-764-7627 to determine whether the blackout period has ended.

    In addition to the notice to the RSP participants, on July 27, 2005, we gave written notice to all members of our Board of Directors and all executive officers pursuant to Section 306(a)(1) of the Sarbanes-Oxley Act of 2002 and SEC Regulation BTR promulgated thereunder. The notice advises our directors and executive officers that they are subject to special trading restrictions that prevent them from selling, purchasing or otherwise acquiring or disposing of certain shares of our common stock during the blackout period, subject to certain exceptions. A copy of this notice is attached hereto as Exhibit 99.1.

    During the blackout period and for a period of two years after the ending date of the blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending date of the blackout period by writing to the Corporate Secretary at El Paso Corporation, 1001 Louisiana Street, Houston, Texas 77002.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.A	Notice to Retirement Savings Plan participants dated July 27, 2005 from David L. Siddall.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller
(Principal Accounting Officer)

 Dated:  July 27, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.A	Notice to Retirement Savings Plan participants dated July 27, 2005 from David L. Siddall.